Forum Funds
Liberty Street Horizon Fund

Three Canal Plaza, Suite #600
Portland, ME 04101
(800) 207-7108

August 17, 2009

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Liberty Street Horizon Fund (the “Target Fund”), a series of Forum Funds (the “Trust”), has been scheduled for September 22, 2009 (the “Special Meeting”), to vote on a proposal (the “Reorganization”) to reorganize the Target Fund into the Liberty Street Horizon Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust (“IMST”) that is designed to be identical from an investment perspective to the Target Fund.  Liberty Street Advisors, Inc. (the “Advisor”) is the investment advisor, and Horizon Asset Management, Inc. is the sub-advisor, for the Target Fund and the Acquiring Fund.

The investment objective, policies and strategies of the Acquiring Fund and Target Fund are substantially identical, as further described in the attached Proxy Statement/Prospectus.  For the reasons discussed below and in the attached Proxy Statement/Prospectus, based on the Advisor’s recommendation, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization and the solicitation for the Reorganization to shareholders.

If the Agreement and Plan of Reorganization between the Trust and IMST regarding the proposed Reorganization (the “Plan”) is approved by shareholders, each shareholder of the Target Fund will receive a number of full and fractional shares of the corresponding share class of the Acquiring Fund equal in number and dollar value to the class of Target Fund shares that the shareholder owns at the time of the Reorganization.  In other words, your shares in each class of the Target Fund would in effect be converted into the same class of shares of the Acquiring Fund.  The Acquiring Fund is a newly organized fund that will commence operations upon consummation of the Reorganization.  The Target Fund would then be dissolved.  The Reorganization is not expected to have any federal or state tax consequences for the Target Fund or its shareholders.  No sales charges or redemption fees will be imposed in connection with the Reorganization.  The attached Proxy Statement/Prospectus is designed to give you more information about the proposal.

If shareholders of the Target Fund do not approve the Plan, then the Reorganization will not be implemented.

If you have any questions regarding the proposal to be voted on, please do not hesitate to call (800) 207-7108.  If you are a shareholder of record of the Target Fund as of the close of business on August 3, 2009, the Record Date for the Special Meeting, you are entitled to vote at the Special Meeting and at any adjournment thereof.  While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.

Whether or not you are planning to attend the Special Meeting, we need your vote.  Please mark, sign and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.  In the alternative, please call the toll-free number on your proxy card to vote by telephone.  You should use the enclosed instructions to vote by telephone.  You can also vote on the Internet at the website address listed on your proxy ballot.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.  A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Target Fund.

Sincerely,

Forum Funds

By:	/s/Stacey E. Hong
Stacey E. Hong
President

Forum Funds
Liberty Street Horizon Fund

Three Canal Plaza, Suite #600
Portland, ME 04101
(800) 207-7108

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 22, 2009.

Forum Funds, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Liberty Street Horizon Fund, a series of the Trust (the “Target Fund”), on September 22, 2009 at 10:30 a.m., Eastern time, at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine  04101.  At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote separately upon:

1.                 An Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Target Fund to the Liberty Street Horizon Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust, in exchange for (a) the Acquiring Fund’s shares, which would be distributed pro rata by the Target Fund to the holders of its shares in complete liquidation of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; and

2.                 The transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

Only shareholders of record at the close of business on August 3, 2009, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.
Please return your Proxy Card promptly or vote your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your Proxy Card.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy.  If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”.  Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions.  You may also vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope.  Your prompt voting by proxy will help assure a quorum at the Special Meeting.  Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.  A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

By Order of the Board of Trustees of Forum Funds

Lina Bhatnagar
Secretary
Forum Funds

Liberty Street Horizon Fund

Three Canal Plaza, Suite 600
Portland, ME 04101

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: August 17, 2009

Question:  What is this document and why did you send it to me?

Answer:  The attached document is a proxy statement to solicit votes from shareholders of the Liberty Street Horizon Fund (the “Target Fund”), a series of Forum Funds (the “Trust”), and a registration statement for a new series of the Investment Managers Series Trust (“IMST”), the Liberty Street Horizon Fund (the “Acquiring Fund”), together a combined proxy/registration statement (the “Proxy Statement”).  The Proxy Statement is being provided to you by the Trust and IMST in connection with the solicitation of proxies to vote to approve the Agreement and Plan of Reorganization between the Trust and IMST (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) at the special meeting of the Target Fund’s shareholders (“Special Meeting”).  The Proxy Statement contains the information that shareholders of the Target Fund should know before voting on the Plan.

Shareholder approval is needed to proceed with the Reorganization, and the Special Meeting will be held on September 22, 2009 to consider it.  If shareholders of the Target Fund do not approve the Plan, then the Reorganization will not be implemented.

We are sending this document to you for your use in deciding whether to approve the Plan at the Special Meeting.  This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a Proxy Card.

Question:  What is the purpose of the Reorganization?

Answer:  The Target Fund currently operates as a separate series of the Trust.  As a series of the Trust, the Target Fund makes use of a number of service providers who provide an array of services to all series of the Trust.  These services include custody, administration, accounting, transfer agency, and compliance services (collectively, “Third Party Service Arrangements”).  The advisor to the Target Fund (the “Advisor”) has determined that the Target Fund can benefit from the services currently provided to series of IMST and has, therefore, recommended that the Target Fund be reconstituted as a series of IMST.  If the Acquiring Fund grows and its total expenses fall below current expense caps, these services would be provided to the Acquiring Fund at a lower cost under the IMST umbrella than under the Trust’s umbrella.  The Advisor has represented that, for a period of at least two years after the transaction, these services will be provided to the Target Fund at an equal or lower cost under the IMST umbrella than under the Trust umbrella.

Currently, Third Party Service Arrangements are provided to the Trust by Citibank, N.A. (custody), Atlantic Fund Administration, LLC (administration, compliance, fund accounting and transfer agency), and Foreside Fund Services, LLC (distribution). Third Party Service Arrangements are provided to IMST by Mutual Fund Administration Corporation (“MFAC”) (co-administration), UMB Fund Services, Inc. (“UMBFS”) (co-administration, fund accounting and transfer agency), UMB Bank, n.a. (custody), and Grand Distribution Services, LLC (distribution). UMB Bank, n.a. and Grand Distribution Services, LLC are both affiliates of UMBFS.  Foreside Fund Services, LLC will continue to provide distribution services to the Acquiring Fund.  Upon the recommendation of the Advisor, the Board has approved the Advisor’s recommendation that the Target Fund be reorganized as a new series of IMST.

In order to reconstitute the Target Fund under the IMST umbrella, a substantially identical fund, referred to as the “Acquiring Fund,” has been created as a new series of IMST.  If shareholders of the Target Fund approve the Plan, then all of the assets of the Target Fund will be acquired by the Acquiring Fund and your shares of the Target Fund will be converted into shares of the same class of the Acquiring Fund.  The investment objective, policies and strategies of the Target Fund and the Acquiring Fund are substantially identical.  Third Party Service Arrangements would be provided to the Acquiring Fund by MFAC, UMBFS and its affiliates.  The Advisor and Horizon Asset Management, Inc. will continue as the investment advisor and sub-advisor, respectively, to the Acquiring Fund.  Foreside Fund Services, LLC also will continue as the principal underwriter.  Therefore, the Reorganization will not change the way your investment assets are managed.  The Board of Trustees of IMST, however, is different from the Board.

Question:  How will the Reorganization work?

Answer:  Subject to your approval, pursuant to the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities.  The Target Fund will then distribute the shares it receives from the Acquiring Fund to its shareholders.  Shareholders of the Target Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each shareholder will hold the same number of shares in the corresponding class of the Acquiring Fund with the same net asset value per share as he or she held immediately prior to the Reorganization.   The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Target Fund that you held immediately before the Reorganization.  Subsequently, the Target Fund will be liquidated and terminated.

If the Plan is carried out as proposed, we do not expect the transaction will have any federal or state tax consequences to the Target Fund or its shareholders.  Please refer to the Proxy Statement for a detailed explanation of the proposal.  The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Target Fund share class you currently own:

Forum Funds (Target Fund)	IMST (Acquiring Fund)
Liberty Street Horizon Fund – A Shares	Liberty Street Horizon Fund – A Shares
Liberty Street Horizon Fund – C Shares	Liberty Street Horizon Fund – C Shares
Liberty Street Horizon Fund – Institutional Shares	Liberty Street Horizon Fund – Institutional Shares

If the Plan is approved by shareholders of the Target Fund at the Special Meeting, the Reorganization presently is expected to be effective after the close of business (i.e. 4:00 pm Eastern time) on or about October 9, 2009.

Question:  How will this affect my investment?

Answer:   Your investment will not be affected by the Reorganization.  Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has a substantially identical investment objective and investment strategies, as well as the same investment advisor and sub-advisor, as the Target Fund.  The Acquiring Fund will be managed in the same way as the Target Fund.  The primary differences will be (1) the service providers that provide Third Party Service Arrangements (i.e., custody, administrative, transfer agent and other general support services) to the Acquiring Fund, (2) the Acquiring Fund will be under the IMST umbrella instead of the Trust’s umbrella, and (3) the Acquiring Fund will have a different board of trustees than the Target Fund.  You will receive shares of the corresponding class of the Acquiring Fund equal in value as of the Reorganization closing date to shares of the class of the Target Fund you currently hold.  The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted.  The Reorganization is expected to be tax-free to the Target Fund and its shareholders.

Question:  How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?

Answer:  The fees and expenses of the Acquiring Fund are initially expected to remain the same as those of the Target Fund following the Reorganization.  Because the Target Fund’s fees and expenses are currently above its expense caps, any reduction in the cost of Third Party Service Arrangements will not initially reduce the fees and expenses of the Acquiring Fund, which will be subject to the same expense caps as the Target Fund.  However, if the Acquiring Fund grows and its total expenses fall below the current expense caps, then any reduction in the cost of Third Party Service Arrangements would reduce the total expenses of the Acquiring Fund.

Question:  Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer:  No sales charge, CDSC or redemption fees will be imposed to any shareholders as a result of the Reorganization.

Question:  What will happen if the Plan is not approved?

Answer:  If shareholders of the Target Fund fail to approve the Plan, the Target Fund will not be reorganized into the Acquiring Fund.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses.  Your vote is very important to us regardless of the amount of shares you own.

Question:  What action has the Board of Trustees taken?

Answer:  After careful consideration and upon recommendation of the Advisor, the Board has approved the Reorganization and authorized the solicitation of proxies “FOR” the Plan.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:   The Advisor will pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.  The Target Fund will not incur any expenses in connection with the Reorganization. In addition, the Advisor will provide the Trustees of the Trust with tail insurance, or other appropriate program that may be acceptable to the Trustees, in connection with the Reorganization to indemnify the Trustees to the extent that the Trustees would have been subject to indemnification under the Trust’s Trust Instrument with respect to any matters relating to the Target Fund for a two-year period following the closing of the Reorganization.

Question:  How do I cast my vote?

Answer:  You may vote on the Internet at the website provided on your Proxy Card or you may vote by telephone using the toll free number found on your Proxy Card.  You may also use the enclosed postage-paid envelope to mail your Proxy Card.  Please follow the enclosed instructions to use these methods of voting.  We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question:  Who do I call if I have questions?

Answer:  We will be happy to answer your questions about the proxy solicitation.  Please call shareholder services at (800) 207-7108.

COMBINED PROXY STATEMENT AND PROSPECTUS

August 17, 2009

FOR THE REORGANIZATION OF

Liberty Street Horizon Fund,
a series of Forum Funds
Three Canal Plaza, Suite #600
Portland, ME 04101
1-800-207-7108

INTO

Liberty Street Horizon Fund,
a series of Investment Managers Series Trust
803 West Michigan Street
Milwaukee, WI 53233
1-800-207-7108

_________________________________________

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Forum Funds (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Liberty Street Horizon Fund, a series of the Trust (the “Target Fund”) managed by Liberty Street Advisors, Inc. (the “Advisor”), to be held at the offices of Atlantic Fund Administration, LLC (“Atlantic”), Three Canal Plaza, Suite 600, Portland, Maine  04101on September 22, 2009 at 10:30 a.m. Eastern time.  At the Special Meeting, shareholders of the Target Fund will be asked:

1.      To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Target Fund to the Liberty Street Horizon Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust (“IMST”), in exchange for (a) the Acquiring Fund’s shares, which would be distributed pro rata by the Target Fund to the holders of its shares in complete liquidation of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund (the “Reorganization”); and

2.      To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated Proxy Card.

The Target Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust.  The Acquiring Fund is a newly created series of IMST, also an open-end management investment company registered with the SEC and organized as a Delaware statutory trust.

The following Target Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (that means that these documents are considered legally to be part of this Proxy Statement):

•	Prospectus and Statement of Additional Information of the Target Fund, dated September 1, 2008;

•	Semi-Annual Report to Shareholders of the Target Fund, dated October 31, 2008 and Annual Report to Shareholders of the Target Fund, dated April 30, 2009.

The Target Fund’s Prospectus dated September 1, 2008 and Annual Report to Shareholders for the fiscal year ended April 30, 2009, containing audited financial statements, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to the Trust or by calling (800) 207-7108.

The following Acquiring Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (that means that these documents are considered legally to be part of this Proxy Statement):

•	Prospectus and Statement of Additional Information of the Acquiring Fund, dated August 14, 2009.

The Acquiring Fund’s prospectus dated August 14, 2009 is included in the same envelope as this combined proxy statement and prospectus.  The Acquiring Fund’s Statement of Additional Information dated August 14, 2009 is available upon request and without charge by writing to IMST or by calling (800) 207-7108.  Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal.  You should read it and keep it for future reference.  Additional information is set forth in the Statement of Additional Information dated August 14, 2009 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement.  The Statement of Additional Information is available upon request and without charge by calling (800) 207-7108.

The Target Fund expects that this Proxy Statement will be mailed to shareholders on or about August 24, 2009.

Date: August 17, 2009

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

A.	OVERVIEW	4
B.	COMPARISON FEE TABLE AND EXAMPLES	5
C.	SUMMARY OF FUND INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS	7
D.	COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES	16
E.	KEY INFORMATION ABOUT THE PROPOSAL	16
1. SUMMARY OF THE PROPOSED REORGANIZATION		16
2. DESCRIPTION OF THE ACQUIRING FUND’S SHARES		17
3. REASONS FOR THE REORGANIZATION		17
4. FEDERAL INCOME TAX CONSEQUENCES		18
5. COMPARISON OF FORMS OF ORGANIZATION AND SHAREHOLDER RIGHTS		19
6. CAPITALIZATION		20
F.	ADDITIONAL INFORMATION ABOUT THE FUNDS	21
1. PAST PERFORMANCE OF THE TARGET FUND		21
2. SERVICE PROVIDERS		22
II.	VOTING INFORMATION	24
A.	GENERAL INFORMATION	24
B.	METHOD AND COST OF SOLICITATION	25
C.	RIGHT OF REVOCATION	26
D.	VOTING SECURITIES AND PRINCIPAL HOLDERS	26
E.	INTEREST OF CERTAIN PERSONS IN THE TRANSACTION	27
III.	MISCELLANEOUS INFORMATION	27
A.	OTHER BUSINESS	27
B.	NEXT MEETING OF SHAREHOLDERS	27
C.	LEGAL MATTERS	27
D.	EXPERTS	28
E.	INFORMATION FILED WITH THE SEC	28

APPENDIX A – Form of Agreement and Plan of Reorganization		A-1

I.	PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

A.	OVERVIEW

Based on the Advisor’s recommendation, the Board of Trustees of Forum Funds (the “Board”) called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization of the Target Fund into the Acquiring Fund (each sometimes referred to below as a “Fund”).  The Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believes that the Reorganization is in the best interests of the Target Fund and its shareholders.  The Board considered the approval of the Reorganization at a Board meeting held on April 14, 2009 and approved the Reorganization at a Board meeting held on June 24, 2009, subject to the approval of the Target Fund’s shareholders.

The Target Fund currently operates as a separate series of Forum Funds (the “Trust”).  As a series of the Trust, the Target Fund makes use of a number of service providers who provide an array of services to all series of the Trust.  These services include custody, administration, accounting, transfer agency, distribution and compliance services (collectively, “Third Party Service Arrangements”).  The Advisor has determined that the Target Fund can benefit from the Third Party Service Arrangements currently provided to series of Investment Managers Series Trust (“IMST”) and has, therefore, recommended that the Target Fund be reconstituted as a series of IMST.  If the Acquiring Fund grows and its total expenses fall below current expense caps, these services would be provided to the Acquiring Fund at a lower cost under the IMST umbrella than under the Trust’s umbrella.  Currently, Third Party Service Arrangements are provided to the Trust by Citibank, N.A. (custody), Atlantic (administration, compliance, fund accounting and transfer agency), and Foreside Fund Services, LLC (distribution). Third Party Service Arrangements are provided to IMST by Mutual Fund Administration Corporation (“MFAC”) (co-administration), UMB Fund Services, Inc. (“UMBFS”) (co-administration, fund accounting and transfer agency), UMB Bank, n.a. (custody), and Grand Distribution Services, LLC (distribution). UMB Bank, n.a. and Grand Distribution Services, LLC are both affiliates of UMBFS.  Foreside Fund Services, LLC will continue to provide distribution services to the Acquiring Fund.

In order to reconstitute the Target Fund under the IMST umbrella, a substantially identical fund, referred to as the “Acquiring Fund,” has been created as a new series of IMST.  If shareholders approve the Reorganization, then all of the assets of the Target Fund will be acquired by the Acquiring Fund and your shares of the Target Fund will be converted into shares of the corresponding class of the Acquiring Fund.  The investment objective, policies and strategies of the Target Fund and Acquiring Fund are substantially identical.  Third Party Service Arrangements would then be provided to the Acquiring Fund by MFAC, UMBFS and its affiliates.  The Advisor and the sub-advisor, Horizon Asset Management, Inc. (“Horizon”), will not change.  Therefore, the Reorganization will not change the way your investment assets are managed.  The Board of Trustees of IMST, however, is different from the Board.

The Trust believes that the Reorganization will constitute a tax-free reorganization for federal income tax purposes.  The Trust and IMST will receive an opinion from tax counsel to IMST to such effect.  Therefore, shareholders should not recognize any gain or loss on Target Fund shares for federal income tax purposes as a result of the Reorganization. Furthermore, the Target Fund will not pay for the costs of the Reorganization and the Special Meeting.  The Advisor will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials.  In addition to solicitations by mail, the Advisor also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

The Board, including a majority of the Trustees who are not interested persons of either Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the proposed Reorganization.  In approving the Reorganization, the Board considered, among other things, that: (1) the Reorganization was recommended by the Advisor; (2) the investment objective, policies and strategies of the Acquiring Fund are substantially identical to those of the Target Fund; (3) the Acquiring Fund will continue to be managed by the Advisor; (4) Horizon will continue to provide the day-to-day management of the Acquiring Fund’s portfolio as its sub-advisor; (5) the Acquiring Fund has agreed for a period of two years to ensure that the aggregate fees and expenses of the Acquiring Fund will be equal to, or lower than, those of the Target Fund; (6) the Target Fund will not bear the cost of the Reorganization; and (7) the shareholders of the Target Fund would likely not experience any tax consequences as a result of the Reorganization.

Based on the Advisor’s recommendation, the Board approved the solicitation of the shareholders of the Target Fund to vote “FOR” the approval of the Agreement and Plan of Reorganization (the “Plan”), the form of which is attached to this Proxy Statement in Appendix A.

B.           COMPARISON FEE TABLE AND EXAMPLES

The following Summary of Target Fund Expenses shows the fees for the Target Fund based on the Target Fund’s fiscal year ended April 30, 2009.  As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Summary of Fund Expenses shown for the Acquiring Fund are estimates.

	Liberty Street Horizon Fund

Fees and Expenses
	Target Fund	Acquiring Fund (Pro forma)	Target Fund	Acquiring Fund (Pro forma)	Target Fund	Acquiring Fund (Pro forma)
Share Class	Class A	Class A	Class C	Class C	Institutional Class	Institutional Class
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load)	4.75%(1)	4.75%(1)	None	None	None	None
Imposed On Purchases
(as a percentage of the offering price)
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	1.00%(2)	1.00%(2)	0.75%(3)	0.75%(3)	None	None
(as a percentage of the purchase or sale price, whichever is less)
Redemption Fee	1.00%(4)	1.00%(4)	1.00%(4)	1.00%(4)	1.00%(4)	1.00%(4)
(as a percentage of amount redeemed)
Annual Fund Operating Expenses(5)
(expenses that are deducted from Fund assets)
Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	0.75%	0.75%	None	None
Other Expenses(6)	0.66%	0.41%	0.75%	0.41%	0.68%	0.41%
Total Annual Fund Operating	1.91%	1.66%	2.50%	2.16%	1.68%	1.41%
Expenses
Fee Waiver and Expense	(0.41%)	(0.16%)	(0.50%)	(0.16%)	(0.43%)	(0.16%)
Reimbursement
Net Expenses(7)(8)	1.50%	1.50%	2.00%	2.00%	1.25%	1.25%

(1)  No initial sales charge is applied to purchases of $1 million or more.

(2)  A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within twelve months of purchase.
(3)  A CDSC of 0.75% will be charged on purchases that are redeemed in whole or in part within twelve months of purchase.
(4)  Shares redeemed within 90 days of purchase will be charged a fee of 1.00% of the current net asset value of shares redeemed, subject to limited exceptions.
(5)  Based on amounts incurred for the fiscal year ended April 30, 2009, stated as a percentage of average daily net assets.
(6)  Other Expenses include acquired fund fees and expenses of the Target Fund (“AFFE”). AFFE reflect the pro rata portion of the fees and expenses charged by any investment company or pooled investment vehicle in which the Target Fund invested. AFFE were less than 0.01% during the Target Fund’s most recent fiscal year.
(7)  Based on a fee reduction or reimbursement agreement effective through October 12, 2011, the Advisor has agreed to reduce Fund expenses to the extent that the total annual fund operating expenses of Class A shares, Class C shares and Institutional Class shares exceed 1.50%, 2.00% and 1.25%, respectively (the “Expense Caps”), (excluding taxes, interest, acquired fund fees and expenses, portfolio transaction expenses and extraordinary expenses).  The fee reduction or reimbursement agreement may be changed or eliminated with the consent of the Board of Trustees of the Trust or the Board of Trustees of IMST, as applicable, at any time.
(8)  Pursuant to the fee reduction or reimbursement agreement, if the Total Annual Fund Operating Expenses for a class is below the relevant Expense Cap, the Advisor may recapture any fees it has reduced or any expenses that it has borne during the three-year period following such reduction or reimbursement, provided that such recapturing by the Advisor does not cause the Fund to exceed the Expense Cap or any other applicable expense limit that is in place for the Fund.

Example

The Example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis.  The Example assumes that you invest $10,000 in each Fund (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operation Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Liberty Street Horizon Fund (A Shares)
Target Fund	$620	$1,009	$1,421	$2,570
Acquiring Fund (Pro forma)	620	959	1,320	2,334
Liberty Street Horizon Fund (C Shares)
Target Fund	$278	$731	$1,286	$2,798
Acquiring Fund (Pro forma)	278	661	1,145	2,480
Liberty Street Horizon Fund (Institutional Shares)
Target Fund	$127	$488	$872	$1,951
Acquiring Fund (Pro forma)	127	431	756	1,677

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Liberty Street Horizon Fund (A Shares)
Target Fund	$620	$1,009	$1,421	$2,570
Acquiring Fund (Pro forma)	620	959	1,320	2,334
Liberty Street Horizon Fund (C Shares)
Target Fund	$203	$731	$1,286	$2,798
Acquiring Fund (Pro forma)	203	661	1,145	2,480
Liberty Street Horizon Fund (Institutional Shares)
Target Fund	$127	$488	$872	$1,951
Acquiring Fund (Pro forma)	127	431	756	1,677

C.	SUMMARY OF FUND INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

Comparison of Investment Objectives, Strategies, and Risks

The Funds have substantially identical investment objectives, strategies and policies.  The investment objective of each Fund is to achieve long-term growth of capital.  The Target Fund’s and the Acquiring Fund’s investment objective is non-fundamental, which means it may be changed by a vote of the Board or IMST’s board of trustees, respectively, without shareholder approval upon a 60-day prior written notice to shareholders.  There is no current intention to change the Acquiring Fund’s investment objective.  Each Fund seeks to achieve its investment objective by using the following strategies:

Target Fund and Acquiring Fund	Investment Strategy
Liberty Street Horizon Fund, a series of Forum Funds and Liberty Street Horizon Fund, a series of IMST

The Fund pursues its investment objective by primarily investing in U.S. and foreign equity stocks. The Fund’s equity investments may include common stock, preferred stock, securities convertible into common stock, warrants, rights and other equity securities having the characteristics of common stock (such as depositary receipts). The Fund may invest in any size company, including small- and medium-sized companies, and further may invest in companies which are financially distressed. In addition, under certain market conditions, the Fund may invest in companies at the time of their initial public offering (“IPO”). The Fund’s investments in foreign equity stocks will primarily be purchased in developed markets, although it may also purchase foreign equity stocks in emerging markets pursuant to its investment strategy.

The Fund may also invest up to 20% of its assets in fixed income securities with maturities typically between one year and ten years, which may include debt securities that are rated below investment grade, or unrated securities that Horizon, the Fund’s sub-advisor, deems to be of comparable quality.

The Fund may use certain derivative instruments, such as writing and selling options, for risk management purposes or as part of the Fund’s investment strategies.  Generally, derivatives are financial contracts the values of which depend upon, or are derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indices. The Fund may also lend its portfolio securities to generate additional income.

The Sub-Advisor’s Process
Horizon’s general investment philosophy begins with the acknowledgement that the greatest determining factor of a portfolio’s long-term, successful performance is the reduction of risk. Many investment professionals measure risk in degrees of prior volatility; Horizon assesses risk in terms of the probability of permanent capital loss. It is generally understood that equity investing is an inherently risky exercise; yet it is less understood that investment returns are asymmetrical, meaning that negative returns require larger off-setting positive returns just to break even. Horizon’s investment process uses in-house research as well as a dynamic approach to portfolio construction to identify and select what Horizon believes are securities with asymmetrically favorable return properties – those for which reward potential exceeds downside risk. Horizon invests in opportunities in the full spectrum of available securities that it believes have the most favorable risk/reward characteristics. Where appropriate, Horizon may employ periodic hedging and other risk reduction techniques, including the use of fixed income securities where the risk/reward attributes are favorable.

The majority of the Fund’s assets are managed using Horizon’s core value strategy, as described below. In addition, portions of the Fund’s assets are managed by Horizon using its research strategy, and also may be invested in specialty stocks that Horizon believes maintain the most favorable risk/reward characteristics. Horizon may allocate assets of the Fund across the above strategies in order to best implement its investment philosophy.

Horizon’s Core Value Strategy.  Horizon’s core value strategy relies on its in-house research to identify companies possessing very particular, often distinctive and under-appreciated business models. The strategy focuses on businesses that tend to be relatively protected from severe price competition or technological obsolescence which, as a consequence, Horizon believes can sustain high returns on equity.

Horizon does not screen for quantitative value measures. Horizon often invests in out-of-favor companies, applying its research capabilities to distinguish between permanent and transitory problems, and exercises the patience to await the resolution of the latter. Selections are not constrained by arbitrary or non-investment considerations and therefore will include a variety of market capitalizations as well as companies outside the U.S., though typically the majority of stocks held by the Fund will tend to be larger U.S. companies. Core value holdings will not ordinarily include shares that rely on a catalyst, thereby avoiding what is often referred to as the “value trap.” Rather, holdings reflect a focus on a company’s ability to continue to compound earnings as the result of its core business.

Horizon’s security selection is based upon a strategic and financial, or “bottom up” analysis of each company.  However, as unusually favorable risk/reward opportunities are often the product of dislocation in a particular sector, weightings can reflect businesses subject to similar conditions. Thus, core value holdings frequently contain themes, with allocations of 25% or more in one area. This presents an opportunity to own shares below what Horizon considers to be intrinsic value and can represent a second margin of safety in addition to the compounding manifested by the superior business model.

Horizon’s Research Strategy.  In utilizing its research strategy, Horizon selects a wide variety of investments in the areas of catalyst driven and event driven opportunities, distressed securities, companies that it believes have certain assets whose true values are not fully reflected on the balance sheets, and securities with pricing anomalies and other areas of inefficiency.

Unlike Horizon’s core value strategy which typically requires a proven history of high and sustainable returns on invested capital, Horizon’s research strategy has a higher tolerance for companies that may not have as extensive operating histories. Horizon considers not only a company’s current ability to produce high sustainable returns on invested capital but also the company’s future potential to increase that rate of return. In many instances, the Fund’s research strategy portfolio will invest in less mature companies in the process of developing a superior product or market niche. These companies can be smaller in size and may employ leverage to assist in rapid expansion opportunities or enhance returns on invested capital. In many cases, the portfolio may invest in companies that are the subject of significant questions by Wall Street surrounding the companies’ going concern status. In rare instances, companies emerging from bankruptcy may also be purchased in this strategy. Appropriately, the holdings in the research strategy will tend to be more volatile while offering higher return potential given their earlier stage in the business cycle.

Horizon’s Sell Discipline.  For each strategy, Horizon evaluates securities for sale as fundamentally as it does for purchase. Its primary reasons for selling a security are as follows:

    • expectations have been met or exceeded and it becomes appropriate to realize gains;

    • the risk/reward characteristics have changed and no longer meet the Fund’s investment guidelines;

    • an additional investment idea, with more favorable risk/reward characteristics, has been identified creating a need for cash; or

    • Horizon has misjudged or otherwise found an omission in its original analysis.

Cash and Temporary Defensive Positions. The Fund intends to hold some cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses. In addition, when the risk/reward profile for common stocks or fixed income instruments appears unfavorable, or when price valuations are not attractive, Horizon will allow the Fund’s cash position to increase rather than purchase stocks that fail to meet its investment criteria. In addition, there may be times when Horizon may respond to adverse market, economic, political or other considerations by investing up to 100% of the Fund’s assets in high quality, short-term debt securities or other defensive investments for temporary defensive purposes. During those times, the Fund may not achieve its investment objective and, instead, will focus on preserving its assets. To the extent the Fund uses a money market fund for investment of cash, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Investment in the Acquiring Fund is subject to identical risks as investment in the Target Fund.  As with all mutual funds, the Acquiring Fund, like the Target Fund, may expose shareholders to certain market risks that could cause shareholders to lose money, particularly a sudden decline in a holding’s share price or market value or an overall decline in the stock or bond markets or circumstances affecting the Fund.  Each Fund is subject to the following risks:

Target Fund and Acquiring Fund	Principal Investment Risks
Liberty Street Horizon Fund, a series of Forum Funds and Liberty Street Horizon Fund, a series of IMST
 Management Risk. The Fund’s success depends largely on Horizon’s ability to select favorable investments. Different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times equity securities will be more or less favorable than debt securities and small company stocks will be more or less favorable than large company stocks. Because of this, the Fund will perform better or worse than other types of Fund depending on what is in “favor.” In addition, there is the risk that the strategies, research or analytical techniques used by the Fund’s portfolio managers and/or their security selection may fail to produce the intended result.

General Market Risk. In general, a company’s stock value is affected by activities specific to the company as well as general market, economic and political conditions. The net asset value per share (“NAV”) and investment return of the Fund will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. Other general market risks include:

   • The market may not recognize what Horizon believes to be the true value potential of the stocks held by the Fund;

   • The earnings of the companies in which the Fund invests may not continue to grow at expected rates, thus causing the price of the underlying stocks to decline;

   • Horizon’s judgment as to the growth potential or value of a stock may prove to be wrong; and

   • A decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities.

Small- and Medium-Sized Companies Risk. The Fund may invest in any size company, including small- and medium-sized companies. Investments in smaller capitalized companies may involve greater risks than larger-capitalized companies, such as limited product lines, markets and financial or managerial resources.  Investments in small- and medium-sized companies may be more volatile than investments in larger companies because short-term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more in response to selling pressure. The smaller the company, the greater effect these risks may have on that company’s performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Initial Public Offerings Risk. The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies and the companies’ limited operating histories. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

Distressed Securities Risk. Financially distressed securities involve considerable risk that can result in substantial or even total loss of the Fund’s investment. It is often difficult to obtain information as to the true condition of financially distressed securities. These securities are often subject to litigation among the participants in bankruptcy or reorganization proceedings. Such investments may also be adversely affected by federal and state laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and a bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. These and other factors contribute to above-average price volatility and abrupt and erratic movements of the market prices of these securities. In addition, the spread between the bid and asked prices of such securities may be greater than normally expected and it may take a number of years for the market prices of such securities to reflect their intrinsic values.

Foreign Securities Risk. The Fund’s investments in foreign securities will have the following additional risks:

   •         Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets;

   •         Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities;

   •         Fluctuations in currency exchange rates and currency transfer restrictions may adversely affect the value of the Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar;

   •         Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies;

   •         Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems;

   •         Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.; and

   •         Dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’s shareholders.

Foreign securities may trade on U.S. or European exchanges in the form of American, European or International depositary receipts. Although depositary receipts have similar risks to the securities they represent, they may also involve higher expenses and be less liquid than the underlying securities listed on an exchange. In addition, depositary receipts may not pass through voting and other shareholder rights.

Emerging Markets Risk. To the extent that the Fund invests in emerging markets, an investment in the Fund may have the following additional risks:

   •       Information about the companies in these countries is not always readily available;

    •       Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

   •       Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

   •       The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries; and

   •       Very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives Risk. Derivatives can be volatile and involve various types and degrees of risks, including leverage, credit and liquidity risk. The Fund could experience a significant loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.

Interest Rate Risk. The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds. The effect is usually more pronounced for debt securities with longer dates to maturity.

Credit Risk. The financial condition of an issuer of a debt security may cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. The Fund may invest in debt securities that are issued by U.S. Government sponsored entities. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Government National Mortgage Association, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are supported only by the credit of the issuing agencies, such as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, are subject to a greater degree of credit risk as they are not backed by the full faith and credit of the U.S. Government.

As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as the conservator of Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) for an indefinite period.  In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent.  During the conservatorship, each entity's obligations are expected to be paid in the normal course of business.  Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Prepayment or Call Risk. Issuers may prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

Lower-Rated Securities Risk. Debt securities rated below investment grade (often called “junk bonds”) generally have greater credit risk than higher-rated securities. Companies issuing high yield, fixed-income securities are less financially strong, are more likely to encounter financial difficulties and are more vulnerable to changes in the economy than those companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause the issuer to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless.

The prices of high yield, fixed-income securities may fluctuate more than higher-quality securities, which could subject the Fund to a greater risk of loss. Such securities are more sensitive to developments affecting the company’s business and are more closely linked with the company’s stock prices than higher-quality securities. In addition, high yield securities generally may also be less liquid than higher-quality securities. The Fund may have difficulty selling these securities promptly at acceptable prices.

Diversification Risk. The Fund is classified as non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. However, the Fund will comply with certain diversification requirements imposed by the Internal Revenue Code.

Securities Lending Risk. The Fund may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through a securities lending arrangement, in an amount no more than 33 1/3% of the total assets of the Fund (including any collateral posted) or 50% of the total assets of the Fund (excluding any collateral posted). Securities lending transactions will be fully collateralized at all times with cash and/or short-term obligations. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent the proceeds from the sale of the collateral are less than the repurchase price, the Fund would suffer a loss if forced to sell such collateral in this manner.

Investment in the Acquiring Fund is subject to substantially identical investment limitations as investment in the Target Fund, except as described below:

The Target Fund has an additional fundamental investment limitation that permits the Target Fund to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Target Fund.  The Acquiring Fund believes that such a change in its business model is highly unlikely.  Since the Acquiring Fund does not have the same fundamental investment limitation, shareholder approval of the Plan would effectively approve the removal of this limitation.

The Acquiring Fund has broadened the Target Fund’s investment limitation with respect to the purchase or sale of real estate.  The Target Fund’s investment limitation with respect to the purchase or sale of real estate permits the Target Fund to invest in securities or other instruments directly or indirectly secured by real estate and to invest in securities or other instruments issued by issuers that invest in real estate.  The Acquiring Fund’s investment limitation with respect to the purchase or sale of real estate permits the Acquiring Fund to, in addition to the investments mentioned above, acquire or lease office space for its own use, purchase or sell mortgage-related securities, hold and sell real estate acquired by the Fund as a result of the ownership of securities and to invest in real estate as otherwise permitted by applicable law.  Shareholder approval of the Plan would constitute approval of the revised investment limitation with respect to the purchase or sale of real estate by the Acquiring Fund.

The Target Fund’s investment limitation with respect to making loans to other parties states that the Target Fund may not make such loans, except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder and any applicable exemptive relief.  For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.  The Acquiring Fund’s investment limitation with respect to the making of loans permits the Acquiring Fund to make such loans (a) to the extent that securities or interests in which the Funds may invest are considered to be loans; (b) through the loan of portfolio securities in an amount up to 33 1/3% of such Fund’s total assets; (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.  The Acquiring Fund’s investment limitation permits the Acquiring Fund to invest in securities or interests in which the Acquiring Fund may invest even if such investments are considered to be loans, thus broadening the Target Fund’s investment limitation.  In addition, the Acquiring Fund’s investment limitation states that lending of portfolio securities is limited to 33 1/3% of the Acquiring Fund’s total assets.  Although such a restriction does not appear in the Target Fund’s investment limitation with respect to making loans, the Target Fund is subject to the same limitation pursuant to applicable SEC guidelines.  Shareholder approval of the Plan would constitute approval of the revised investment limitation with respect to the making of loans by the Acquiring Fund.  .

The Target Fund also has an additional non-fundamental investment limitation pursuant to which the Target Fund may not invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value and (2) repurchase agreements not entitling the holder to payment of principal within seven days. As a non-fundamental limitation, the Trust’s Board may change or remove this limitation without shareholder approval. Although the Acquiring Fund does not include the 15% limitation on illiquid securities as a non-fundamental investment limitation, the Acquiring Fund is subject to the same limitation pursuant to SEC guidelines that restrict registered investment companies from investing more than 15% in illiquid securities.

D.           COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES

Foreside Fund Services, LLC, (the “Distributor”) is the exclusive agent for distribution of shares of each Fund.  The Distributor is obligated to sell the shares of the Target Fund and will be obligated to sell the shares of the Acquiring Fund on a best efforts basis only against purchase orders for the shares. Shares of the Target Fund are, and shares of the Acquiring Fund will be, offered to the public on a continuous basis at the relevant NAVs.   The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

The Funds have similar Rule 12b-1 plans.  Each Fund is authorized to pay the Distributor or other approved entities, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% annually of the average daily net assets of Class A Shares and an aggregate fee equal to 0.75% annually of the average daily net assets of Class C Shares.  Because these fees are paid on an ongoing basis, over time they will increase the cost of your investment.

The Funds have similar purchase and redemption procedures.  Shares of each Fund are offered at the NAV per share of the relevant class of the Fund, computed after the purchase order and monies are received by the Fund’s transfer agent or certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”).  Each Fund also offers an automatic investment plan, whereby an existing shareholder may purchase additional shares of the Fund once or twice a month, in amounts which must be at least $100, through an Automated Clearing House arrangement.

Shares of each Fund are redeemed at a price equal to the NAV for the relevant class next determined after the Fund’s transfer agent receives a redemption request in good order less any applicable redemption fee or contingent deferred sales charge. A redemption request cannot be processed on days the New York Stock Exchange is closed. Each Fund may redeem the shares in an account if the total value of the account falls below $1,000 (excluding qualified retirement accounts) for Institutional Class or $500 (excluding qualified retirement accounts) for Class A and Class C Shares, due to redemptions after giving shareholders at least 60 days’ prior written notice of this redemption to give them an opportunity to increase the value of their account above this minimum.  Additionally, each Fund has also reserved the right to redeem shares “in kind.” The Target Fund offers a systematic withdrawal program that allows shareholders to have regular monthly payments redeemed from their accounts.

Additional shareholder account information for each Fund is available in its respective prospectus, which is incorporated by reference.

E.           KEY INFORMATION ABOUT THE PROPOSAL

The following is a summary of key information concerning the proposed Reorganization.  Keep in mind that more detailed information appears in the Plan, a copy of the form of which is attached to this Proxy Statement as Appendix A, and in the prospectuses and statements of additional information incorporated by reference into this Proxy Statement.

1.  SUMMARY OF THE PROPOSED REORGANIZATION

At the Special Meeting, the shareholders of the Target Fund will be asked to approve the Plan to reorganize the Target Fund into the Acquiring Fund.  The Acquiring Fund is a newly organized fund that will commence operations upon consummation of the Reorganization.  If the Plan is approved by the shareholders of the Target Fund and the Reorganization is consummated, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the number of full and fractional shares of each class of Acquiring Fund shares equal to the number of full and fractional shares of each corresponding class of Target Fund shares as of the close of business on the closing day of the Reorganization (the “Closing”) and the Acquiring Fund will assume all of the Target Fund’s liabilities.  Immediately thereafter, the Target Fund will distribute the Acquiring Fund shares to its shareholders, by IMST’s transfer agent’s establishment accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts, in complete liquidation of the Target Fund.  As a result, each shareholder will receive shares of that class of the Acquiring Fund that corresponds to the class of shares it owns in the Target Fund.  The expenses associated with the Reorganization will not be borne by the Target Fund.  Certificates evidencing the Acquiring Fund shares will not be issued to the Target Fund’s shareholders.

The holding period for Target Fund shares will carry over to the corresponding Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable contingent deferred sales charge, redemption or exchange. Additionally, the terms of any letters of intent entered into prior to the Reorganization will carry over following the Reorganization.  Upon completion of the Reorganization, each shareholder of the Target Fund will own that number of full and fractional shares of the corresponding class of the Acquiring Fund equal to the number of such shareholder’s shares held in the class of the Target Fund as of the Closing.

Until the Closing, shareholders of the Target Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and the transfer books of the Target Fund will be permanently closed.  If the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV.  Shareholders of the Target Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from counsel to IMST with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on October 9, 2009, or such other date agreed to by the Trust and IMST.

The Advisor has agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement. The Advisor will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials.

The Plan may be amended by the mutual consent of the Board and the Board of Trustees of IMST, notwithstanding approval thereof by the Target Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval.  In addition, the Plan may be terminated at any time prior to the Closing by the Board or the Board of Trustees of IMST, if, among other reasons, the Board or the Board of Trustees of IMST determines that consummation of the Reorganization is not in the best interest of its shareholders.

2.  DESCRIPTION OF THE ACQUIRING FUND’S SHARES

Each class of the Acquiring Fund’s shares issued to the shareholders of the corresponding class of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights.  The Acquiring Fund’s shares will be sold and redeemed based upon the NAV of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’ Prospectus.

3.  REASONS FOR THE REORGANIZATION

The Target Fund currently operates as a separate series of the Trust.  As a series of the Trust, the Target Fund makes use of a number of service providers who provide an array of services to all series of the Trust.  These services include administration, accounting, transfer agency, distribution, custody and compliance services (“Third Party Service Arrangements”).  The Advisor to the Target Fund has determined that the Target Fund can benefit from the services currently provided to series of IMST and has, therefore, recommended that the Target Fund be reconstituted as a series of IMST.  If the Acquiring Fund grows and its total expenses fall below current expense caps, these services would be provided to the Acquiring Fund at a lower cost under the IMST umbrella than under the Trust’s umbrella. Currently, Third Party Service Arrangements are provided to the Trust by Citibank, N.A. (custody), Atlantic (administration, compliance, fund accounting and transfer agency), and Foreside Fund Services, LLC (distribution). Third Party Service Arrangements are provided to IMST by UMBFS and its affiliates, and MFAC.  Foreside Fund Services, LLC will continue to serve as the Acquiring Fund’s distributor.

In addition, the Board further considered that the fees and expenses of the Acquiring Fund are expected to initially remain the same as those of the Target Fund immediately following the Reorganization despite the reduction in fees for Third Party Service Arrangements because the Target Fund’s fees and expenses are currently above its expense cap.  The Board noted, however, that as the Acquiring Fund grows, if its total expenses were to fall below the current expense cap, or if the expense cap were to be removed, then any reduction in the cost of Third Party Service Arrangements would reduce the total expenses you pay with respect to the Acquiring Fund.  The Board noted that as a result of the expense cap of the Target Fund (which will be continued with respect to the Acquiring Fund after the Reorganization), any lower fees charged by UMBFS and MFAC will initially benefit the Advisor (and not the Acquiring Fund’s shareholders) because it will reduce the amount of the Advisor’s fee waiver or reimbursement obligation.

There will be no changes to the Advisor, sub-advisor, or investment objective as a result of the Reorganization, and the Acquiring Fund’s policies and strategies will be substantially identical to the Target Fund’s.

The Board made its decision to approve the Agreement and Plan of Reorganization after considering various factors including those discussed above and the following factors:

•	the Reorganization was recommended by the Advisor;
•	the investment objective, policies and restrictions of the Target Fund are substantially identical to the Acquiring Fund;
•	the Advisor and Horizon will continue to manage the Acquiring Fund;
•	the cost of the Reorganization will not be borne by the Target Fund or its shareholders; and
•	counsel to IMST will provide the Trust with an opinion to the effect that the Reorganization will not have any federal or state tax consequences for the Target Fund or its shareholders.

If the Plan is not approved by the Target Fund’s shareholders, then the Target Fund will continue to operate as a separate series of the Trust, or the Board may take any further action as it deems to be in the best interests of the Target Fund and its shareholders, subject to approval by Target Fund’s shareholders if required by applicable law.

 4.  FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code .  As a condition to the Closing of the Reorganization, the Trust will receive an opinion of counsel to IMST substantially to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under the Code.  Accordingly, neither the Target Fund nor its shareholders, nor the Acquiring Fund, are expected to recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis of, and the holding period for, the Acquiring Fund’s shares received by each shareholder of the Target Fund in the Reorganization will be the same as the tax basis of, and will include the holding period for, respectively, the Target Fund’s shares exchanged by such shareholder in the Reorganization (provided that, with respect to the holding period for the Acquiring Fund’s shares received, the Target Fund’s shares exchanged must have been held as capital assets by the shareholder).

Since its inception, the Trust believes the Target Fund has qualified for treatment as a “regulated investment company” under the Code. Accordingly, the Trust believes the Target Fund has been, and expects to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders to the extent provided for in Subchapter M of the Code.

Provided that the Reorganization so qualifies, and the Target Fund is so treated, the tax opinion mentioned above also will be substantially to the effect that for federal income tax purposes, generally:

•	The Target Fund will not recognize any gain or loss as a result of the Reorganization;

•
Each Target Fund shareholder will not recognize any gain or loss as a result of the receipt of Acquiring Fund shares in exchange for such shareholder’s Target Fund shares pursuant to the Reorganization;

•	The tax basis and holding period for the Target Fund’s assets will effectively be carried over when those assets are transferred to the Acquiring Fund;

•
Each Target Fund shareholder’s aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Target Fund shares held immediately before the Reorganization, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds them as capital assets as of the time of the Closing;

•	The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund’s assets in exchange solely for Acquiring Fund shares and its assumption of the Target Fund’s liabilities; and

•
For purposes of section 381 of the Code, the Acquiring Fund will be treated just as the Target Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of the Target Fund’s taxable year, the Target Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Target Fund’s taxable year before the Reorganization will be included in the Acquiring Fund’s taxable year after the Reorganization.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.  COMPARISON OF FORMS OF ORGANIZATION AND SHAREHOLDER RIGHTS

Set forth below is a discussion of the material differences between the Funds and the rights of their shareholders.

Governing Law.  The Target Fund is a separate series of the Trust, which is organized as a Delaware statutory trust.  The Acquiring Fund is a separate series of IMST, which is also organized as a Delaware statutory trust.  Each of the Target Fund and Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest.  The Trust’s operations are governed by its Trust Instrument and By-Laws and applicable state law.  IMST’s operations are governed by its Agreement and Declaration of Trust and By-Laws and applicable state law.

Shareholder Liability.  Under the Trust’s Trust Instrument, any shareholder or former shareholder of the Target Fund shall not be held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason.  The Target Fund is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the Target Fund and not because of his or her acts or omissions.

Under IMST’s Agreement and Declaration of Trust, no shareholder of the Acquiring Fund shall be subject to any personal liability in connection with the assets or the affairs of the Trust or of any of its series.  The Acquiring Fund is required to indemnify shareholders and former shareholders against losses and expenses arising from any personal liability for any obligation of the Acquiring Fund solely by reason of being or having been a shareholder of the Acquiring Fund and not because of his or her acts or omissions or for some other reason.

Board of Trustees.  The Reorganization will result in a change in the board of trustees because the trustees of IMST are different from the trustees of the Trust.  The Board of Trustees of the Trust has four trustees, one of whom is an “interested person” of the Trust as that term is defined under the 1940 Act.  For more information, refer to the Statement of Additional Information dated September 1, 2008 for the Target Fund, which is incorporated by reference into this Proxy Statement.

The Board of Trustees for IMST has five trustees, two of whom are “interested persons” of IMST.  For more information, refer to the Statement of Additional Information dated August 14, 2009 for the Acquiring Fund, which is incorporated by reference into this Proxy Statement.

Classes.  The Target Fund and the Acquiring Fund are separate series of the Trust and IMST, respectively, and each may offer three classes of shares, A Shares, C Shares and Institutional Shares.  Following the Reorganization, the Board of Trustees of IMST has reserved the right to create and issue additional classes of the Acquiring Fund.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.  Structurally, there is no difference between the share classes of IMST and the Trust.

6.  CAPITALIZATION

The capitalization of the Target Fund as of April 30, 2009 and the Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

(unaudited)	Target Fund	Pro forma Acquiring Fund
Net Assets
Class A	$19,383,588	$19,383,588
Class C	10,063,814	10,063,814
Institutional Class	60,434,028	60,434,028
Total	$89,881,430	$89,881,430

Shares Outstanding
Class A	4,038,556	4,038,556
Class C	2,117,741	2,117,741
Institutional Class	12,660,307	12,660,307
Total	18,816,604	18,816,604

Net Asset Value per Share
Class A	$4.80	$4.80
Class C	$4.75	$4.75
Institutional Class	$4.77	$4.77

F.	ADDITIONAL INFORMATION ABOUT THE FUNDS

1.  PAST PERFORMANCE OF THE TARGET FUND

Performance

The following bar chart and table illustrate the variability of the Target Fund’s return over the periods indicated. Total return information is for the class of shares with the greatest net assets (Institutional Shares), and therefore does not reflect sales charges.  If it did, total returns would be lower than those shown.

The table below shows how the Target Fund’s performance compares to relevant index information (which unlike the Target Fund, does not reflect fees or expenses). The table includes the effects of the Fund’s maximum sales load. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates). The returns shown reflect a fee waiver/expense limitation.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Target Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Target Fund is a multiple class fund that offers more than one class in this prospectus; after-tax returns are shown only for Institutional Class and after-tax returns for the other classes will vary.

Past performance is not indicative of future performance.  If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund.

Annual Total Return For Institutional Class

For each calendar year at NAV

The year-to-date total return for the Institutional Class Shares as of June 30, 2009 was 14.62%.

Institutional Class
Highest Calendar Qtr Return at NAV (non-annualized):	(1.38)%	Quarter Ended 6/30/08
Lowest Calendar Qtr Return at NAV (non-annualized):	(29.16)%	Quarter Ended 12/31/08

Average Annual Total Returns.  The following compares the average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and the sale Institutional Shares of the Target Fund and the average annual returns of Class A and C Shares as of December 31, 2008 to the S&P 500 Index®, the Target Fund’s primary benchmark.

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	Since Inception
Institutional Shares — Return Before Taxes	(58.40)%	(43.17)% (1)
Institutional Shares — Return After Taxes on Distributions	(58.44)%	(43.23)% (1)
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares	(37.92)%	(35.83)% (1)
A Shares — Return Before Taxes	(60.37)%	(38.41)% (2)
C Shares — Return Before Taxes	(58.99)%	(38.15)% (2)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(37.00)%	(28.12)%(3)

(1) For the period from July 11, 2007 to December 31, 2008.
(2) For the period from May 4, 2007 to December 31, 2008.
(3) For the period from May 24, 2007 to December 31, 2008.

2.  SERVICE PROVIDERS

Investment Advisor, Sub-Advisor and Portfolio Managers

Each Fund’s investment advisor is Liberty Street Advisors, Inc., 125 Maiden Lane, 6th Floor, New York, NY 10038. As the Target Fund’s investment advisor, the Advisor provides investment advisory services to the Fund, including: (i) designing the Fund’s initial investment policies and developing evolutionary changes to such policies as appropriate for presentation to the Board; (ii) providing overall supervision for the general management and operations of the Fund; (iii) monitoring and supervising the activities of Horizon; and (iv) providing related administrative services. As of April 30, 2009, the Advisor had no other accounts or assets under management other than the Target Fund.

For providing services to the Target Fund, the Advisor receives an annual advisory fee equal to 1.00% of average daily net assets of the Fund.  The Advisor pays a portion of this fee to Horizon.  There will be no change in the annual advisory fee rate paid by the Fund to the Advisor or paid by the Advisor to Horizon in connection with the Reorganization.

Subject to the general oversight of the Board and the Advisor, the Fund’s sub-advisor, Horizon Asset Management, Inc., 470 Park Avenue South, 4th Floor South, New York, NY 10016 is registered as an investment adviser with the SEC, and is responsible for the day-to-day management of the Fund’s portfolio, selection of the Fund’s portfolio investments and supervision of its portfolio transactions. Horizon provides investment advisory services for investment companies, institutional clients and high net worth individuals.  As of June 30, 2009, Horizon had approximately $5.5 billion in assets under management.

For providing services to the Fund, and by way of agreement, the Advisor pays a portion of the fee to Horizon.  The Fund’s SAI provides additional information about the fees paid to the Advisor and Horizon.

A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Trust and the Advisor and the sub-advisory agreement between the Advisor and Horizon is included in the Target Fund’s semi-annual report for the period ended October 31, 2007.

For the fiscal year ended April 30, 2009, the Advisor earned the following fees for its services with respect to the Target Fund.  The Advisor did not earn any fees with respect to the Acquiring Fund since it had not commenced operations as of the date of this Proxy Statement.

Fiscal Year Ended April 30, 2009
	Advisory Fee Earned	Waiver/Reimbursement	Amount Received After Waiver/Reimbursement
Liberty Street Horizon Fund	$702,332	($305,285)	$397,047

Steven M. Bregman and Murray Stahl are the lead portfolio managers for the Target Fund.  Mr. Bregman has the responsibility for the day-to-day portfolio management of the Fund, including the responsibility to implement trades on behalf of the Fund and to oversee all investment decisions for the Fund. Mr. Stahl generally oversees research, investment ideas and overall portfolio structure, and is authorized to execute transactions on behalf of the Fund in Mr. Bregman’s absence.

Mr. Bregman is a co-founder of Horizon and the President since 1994.  Mr. Stahl is a co-founder of Horizon, the Chief Investment Officer, and the Chairman since 1994.

Messrs. Bregman and Stahl have been portfolio managers of the Fund since its inception.

The Target Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Other Service Providers

Citibank, N.A., 388 Greenwich Street, New York, New York 10013, is custodian of the Target Fund’s investments.  Atlantic and its subsidiaries, Three Canal Plaza, Portland, Maine 04101, act as the Target Fund’s transfer agent, administrator, fund accountant and dividend disbursing agent.  Briggs, Bunting & Dougherty, LLP, 02116, is the independent registered public accounting firm for the Target Fund and audits the financial statements and the financial highlights of the Target Fund.

Foreside Fund Services, LLC, the Target Fund’s principal underwriter, acts as the Trust’s distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.  The Distributor is not affiliated with the Advisor, Horizon or Atlantic or their respective affiliates.

Mutual Fund Administration Corporation, 2220 E. Route 66, Suite 226,Glendora, CA 91740 serves as the Acquiring Fund’s co-administrator, UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, WI 53233, serves as the Acquiring Fund’s other co-administrator, transfer agent, and fund accountant.  UMB Bank, n.a., 928 Grand Blvd, 5th Floor, Kansas City, MO  64106, an affiliate of UMBFS, serves as the custodian for the portfolio securities, cash and other assets of the Acquiring Fund.  Foreside Fund Services, LLC will continue to serves as the distributor for the Acquiring Fund.  Tait, Weller & Baker LLP has been selected as the Acquiring Fund’s independent registered public accounting firm and will audit the financial statements and the financial highlights of the Acquiring Fund.

II.	VOTING INFORMATION

A.  GENERAL INFORMATION

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board of the Trust to solicit your vote for two proposals at a special meeting of shareholders of the Liberty Street Horizon Fund.  The Special Meeting will be held the offices of Atlantic, Three Canal Plaza, Suite #600, Portland, Maine 04101 on September 22, 2009 at 10:30 a.m. Eastern time.

You may vote in one of three ways:

•	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy ballot; or
•	call the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE "CONTROL NUMBER" THAT APPEARS ON YOUR PROXY BALLOT.

You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund.  You may also give written notice of revocation in person at the Special Meeting.  All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on August 3, 2009 are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof.  Each whole share held as of the close of business on August 3, 2009 is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.  Thirty-three and one-third percent (33 1/3%) of the shares of the Target Fund that are entitled to vote will be considered a quorum for the transaction of business.

Vote Required

Approval of the Reorganization will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote.  For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of (1) 67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund. Shareholders of the Target Fund are entitled to one vote for each share.  Fractional shares are entitled to proportional voting rights.

If shareholders of the Target Fund do not approve the Reorganization, then the Reorganization will not be implemented.

Approval of the proposal described in this Proxy Statement will occur only if a sufficient number of votes are cast “FOR” the proposal.

Adjournments

If a quorum of shareholders of the Target Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Target Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Target Fund may be adjourned from time to time by a majority of the votes of the Target Fund properly cast upon the question of adjourning the Special Meeting of the Target Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Target Fund may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal. The persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct persons to vote against the proposal.

If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy.  The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.  The costs of any additional solicitation and of any adjourned session will be borne by the Advisor.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  In addition, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.  Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

B.           METHOD AND COST OF SOLICITATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Trustees for use at the Special Meeting.  The Board of Trustees of the Trust has fixed the close of business on August 3, 2009 (“Record Date”) as the record date for determining the shareholders of the Target Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.  The Target Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of the Advisor, who will not be paid for these services.  The Advisor has retained Broadridge Financial Solutions, Inc. to provide proxy services at an anticipated cost of approximately $25,000. The Advisor will bear the costs of the Special Meeting, including legal costs, the costs of retaining Broadridge Financial Solutions, Inc., and other expenses incurred in connection with the solicitation of proxies.

C.           RIGHT OF REVOCATION

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting.  A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions.  If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.           VOTING SECURITIES AND PRINCIPAL HOLDERS

Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting.  As of that date, the following numbers of shares were outstanding for the Fund:

Target Fund Class	Shares Outstanding & Entitled to Vote (unaudited)
Class A	4,104,993.191
Class C	2,158,334.681
Institutional Class	13,214,461.718

There were no outstanding shares of the Acquiring Fund on the Record Date, as the Acquiring Fund had not yet commenced operations.

As of the Record Date, the Target Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of each class of the Target Fund’s shares are set forth below:

Name and Address	Class	No. of Shares Owned	% of Shares
UBS Financial Services, Inc. FBO Richard E. Workman Living Trust 5180 Vardon Drive Windermere, FL 34786-8960	A	586,643.165	14.29%
UBS Financial Services, Inc. FBO William H. Stender Jr. Living Trust 1720 Buck Island Drive Guntersville, AL 35976-8548	A	248,249.884	6.05%
UBS Financial Services, Inc. FBO Fredric H. Clark Rinda K. Clark JTWROS 11 Fred Clark Lane Fayetteville, TN 37334-6180	C	153,601.695	7.12%

UBS Financial Services, Inc. FBO Diversified Holdings LLC Horizon Large Cap 303 Middle Collision Road Mount Lookout, WV 26678-9347	C	152,865.127	7.08%
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	I	8,428,134.374	63.78%

As of the Record Date, Charles Schwab & Co, Inc.  may be deemed to “control” the Acquired Fund.  “Control” for this purpose is the ownership of more than 25% of the Acquired Fund’s voting securities. Please see I Shares 5% shareholders disclosure above.

As of the Record Date, the Officers and Trustees of the Trust, as a group, owned of record and beneficially less than 1.00% of the outstanding voting securities of the Target Fund.

E.           INTEREST OF CERTAIN PERSONS IN THE TRANSACTION

The following persons may be deemed to have an interest in the Reorganization because each controls Liberty Street Advisors, Inc.  Liberty Street Advisors, Inc. will provide investment management services to the Acquiring Fund.  Future growth of the Acquiring Fund can be expected to increase the total amount of fees payable to Liberty Street Advisors, Inc.

Name	Relationship to Liberty Street Advisors, Inc.
Raymond A. Hill III, Timothy Reick, Victor J. Fontana and Scott Daniels	Shareholders

III.	MISCELLANEOUS INFORMATION

A.           OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  If any other matters come before the Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.           NEXT MEETING OF SHAREHOLDERS

The Target Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act.  By observing this policy, the Target Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time.  If the Reorganization is not completed, the next meeting of the shareholders of the Target Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required.  Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board of Trustees, to be included in the Target Fund’ proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.           LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Paul, Hastings, Janofsky & Walker LLP.

D.           EXPERTS

The financial statements of the Target Fund for the year ended April 30, 2009, contained in the Fund’s 2009 Annual Report to Shareholders, have been audited by Briggs, Bunting & Dougherty, LLP, independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

E.           INFORMATION FILED WITH THE SEC

The Trust and IMST are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.  Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

By Order of the Board of Trustees of Forum Funds

Lina Bhatnagar
Secretary
August 17, 2009

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 12th day of August, 2009, by and among FORUM FUNDS, a Delaware statutory trust, with its principal place of business at Three Canal Plaza, Suite #600, Portland, Maine 04101 (“Forum”), with respect to Liberty Street Horizon Fund, a segregated portfolio of assets (“series”) thereof (the “Acquired Fund”), INVESTMENT MANAGERS SERIES TRUST, a Delaware statutory  trust, with its principal place of business at 803 West Michigan Street, Milwaukee, Wisconsin 53233 (“IMST”), with respect to its Liberty Street Horizon Fund series (the “Acquiring Fund”), and, solely for purposes of paragraphs 5.11(c), 5.13, and 9.1, LIBERTY STREET ADVISORS, INC., the investment manager of the Acquiring Fund and the Acquired Fund (the “Manager”).

Each of Forum and IMST (each, an “Investment Company”) wishes to effect a reorganization described in Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (the “Regulations”).  The reorganization will consist of (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund (which is being established solely for the purpose of acquiring those assets and continuing the Acquired Fund’s business) in exchange solely for voting shares of beneficial interest, par value $0.01 (“shares”), in the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, (ii) the distribution of those shares pro rata to the shareholders of the Acquired Fund in exchange for their shares therein and in complete liquidation thereof, and (iii) the termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth herein (collectively, the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund  (each, a “Fund”) are series of IMST and Forum, respectively, which are open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares;

WHEREAS, the Board of Trustees of each Investment Company (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of its Fund’s existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquired Fund is authorized to issue and has outstanding three classes of shares, designated Class A, Class C, and Institutional shares (the “Class A Acquired Fund Shares,” “Class C Acquired Fund Shares,” and “Institutional Acquired Fund Shares,” respectively, and collectively, the “Acquired Fund Shares”).  The Acquiring Fund will have three classes of shares, also designated Class A, Class C, and Institutional shares (the “Class A Acquiring Fund Shares,” “Class C Acquiring Fund Shares,” and “Institutional Acquiring Fund Shares,” respectively, and collectively, the “Acquiring Fund Shares”).  The rights, powers, privileges, and obligations of each class of Acquiring Fund Shares will be identical to those of the identically designated class of Acquired Fund Shares.

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1           THE EXCHANGE.  Subject to requisite approval of the Acquired Fund’s shareholders and the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer, and deliver all of its assets described in paragraph 1.2 (the “Assets”) to the Acquiring Fund.  The Acquiring Fund agrees to acquire all of the Assets and in exchange therefor --

(a)
to issue and deliver to the Acquired Fund the number of full and fractional (1) Class A Acquiring Fund Shares equal to the number of full and fractional Class A Acquired Fund Shares then outstanding, (2) Class C Acquiring Fund Shares equal to the number of full and fractional Class C Acquired Fund Shares then outstanding, and (3) Institutional Class Acquiring Fund Shares equal to the number of full and fractional Institutional Class Acquired Fund Shares then outstanding (all references herein to “fractional” shares meaning fractions rounded to the third decimal place), and

(b)	assume all the Acquired Fund’s liabilities described in paragraph 1.3 (the “Liabilities”).

Such transactions shall take place at the Closing, on the Closing Date (both as defined in paragraph 2.1).

1.2           ASSETS TO BE ACQUIRED.  The Assets shall consist of all assets and property of every kind and nature, including all cash, cash equivalents, securities, commodities, interests in futures, claims and rights of action (whether absolute or contingent, known or unknown, accrued or unaccrued), dividends and interest receivable, receivables for shares sold, books and records, rights to register stock under applicable securities laws, and other rights that are owned by the Acquired Fund as of the Effective Time (as defined in paragraph 2.1), and any deferred or prepaid expenses (other than unamortized organizational expenses) shown as an asset on the books of the Acquired Fund as of that time.  Forum has provided IMST with the Acquired Fund’s most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets required to be set forth on a balance sheet as of the date of such statements prepared in accordance with generally accepted accounting principles consistently applied in the United States ("U.S. GAAP").  Forum hereby represents that, as of the date of the execution of this Agreement, there have been no changes in the Acquired Fund’s financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, changes in the market value of portfolio securities, the payment of normal operating expenses, and the payment of dividends, capital gain distributions, and redemption proceeds to shareholders.

1.3           LIABILITIES TO BE ASSUMED.  The Liabilities shall consist of all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature existing as of the Effective Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable as of the Effective Time, whether or not reflected in the Acquired Fund’s accounts or on its financial statements, and whether or not specifically referred to in this Agreement, excluding Reorganization Expenses (as defined in paragraph 4.1(ff)) borne by the Manager or any other person pursuant to paragraph 9.1.  Notwithstanding the foregoing, the Acquired Fund shall endeavor in good faith to discharge all of its known liabilities and obligations to the extent possible prior to the Effective Time.

1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable, the Acquired Fund (a) will distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, an “Acquired Fund Shareholder”), in proportion to their Acquired Fund Shares then held of record and in constructive exchange for their Acquired Fund Shares, and (b) will thereupon proceed to terminate as set forth in paragraph 1.8.  That distribution will be accomplished by IMST’s transfer agent’s opening accounts on its books in the Acquired Fund Shareholders’ names and transferring those Acquiring Fund Shares thereto.  Pursuant to that transfer, each Acquired Fund Shareholder’s account will be credited with the number of full and fractional Acquiring Fund Shares equal to the number of full and fractional Acquired Fund Shares that Acquired Fund Shareholder holds as of the Effective Time, by class (i.e., the account for each Acquired Fund Shareholder that holds Class A Acquired Fund Shares will be credited with the number of full and fractional Class A Acquiring Fund Shares due that Acquired Fund Shareholder, the account for each Acquired Fund Shareholder that holds Class C Acquired Fund Shares will be credited with the number of full and fractional Class C Acquiring Fund Shares due that Acquired Fund Shareholder, and the account for each Acquired Fund Shareholder that holds Institutional Class Acquired Fund Shares will be credited with the number of full and fractional Institutional Class Acquiring Fund Shares due that Acquired Fund Shareholder).  The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each Acquired Fund Shareholder’s account will equal the aggregate net asset value of the identically designated class of Acquired Fund Shares that Acquired Fund Shareholder owns as of the Effective Time.  All issued and outstanding Acquired Fund Shares, including any represented by certificates, will simultaneously be canceled on the Acquired Fund’s share transfer books.  IMST shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.  Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time with respect to Acquired Fund Shares that such Acquired Fund Shareholder held of record as of the Effective Time.

1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information.

1.6           TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than that of the registered holder on the Acquired Fund’s share transfer books of the Acquired Fund Shares actually or constructively exchanged therefor shall, as a condition of such issuance, be paid by the person to whom such Acquiring Fund Shares are to be issued.

1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund, including the responsibility for filing of regulatory reports, tax returns, and other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the date on which it is terminated.

1.8           TERMINATION.  As soon as reasonably practicable after the distribution of the Acquiring Fund Shares pursuant to paragraph 1.4, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its termination as a series of Forum and its complete dissolution under Delaware law.  After the Effective Time, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

CLOSING AND EFFECTIVE TIME

2.1           The closing of the Reorganization, including related acts necessary to consummate the same (the “Closing”), shall be held at the offices of Atlantic Fund Administration, LLC (“Atlantic”), Three Canal Plaza, Portland Maine 04101, on or about October 9, 2009, or at such other place and/or on such other date as to which the Investment Companies may agree in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the Closing Date (“Effective Time”).

ARTICLE III

CERTIFICATES TO BE DELIVERED AT THE CLOSING

 3.1           CUSTODIAN’S CERTIFICATE.  The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian, for examination, no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers.  The Acquired Fund shall direct Citibank, N.A. (the “Custodian”), as custodian for the Acquired Fund, to deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Acquired Fund’s assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.  Forum shall use commercially reasonable efforts to cause the Custodian to deliver within three business days after the Closing, a certificate of an authorized officer stating that (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund (the “Custodian Certificate”).

3.2           TRANSFER AGENTS’ CERTIFICATES.  Forum shall use commercially reasonable efforts to cause Atlantic Shareholder Services, LLC, as transfer agent for the Acquired Fund as of the Closing Date, to deliver within three business days after the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of full and fractional outstanding shares owned by each such shareholder, by class, as of the Effective Time (the “Transfer Agent Certificate”).  IMST shall issue and deliver, or cause UMB Fund Services, Inc., its transfer agent, to issue and deliver, at the Closing (a) a confirmation evidencing that the Acquiring Fund Shares have been credited at the Effective Time to the Acquired Fund’s account on the books of the Acquiring Fund and (b) a certificate as to the opening of accounts on those books in the Acquired Fund Shareholders’ names.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts, and other documents, if any, as such other party or its counsel may reasonably request and a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct as of the Effective Time except as they may be affected by the transactions contemplated hereby.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF THE ACQUIRED FUND.  Except as has been disclosed to IMST in a written instrument executed by an officer of Forum, Forum and the Acquired Fund represent and warrant to IMST and the Acquiring Fund as follows:

(a)           The Acquired Fund is duly organized as a series of Forum, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under Forum’s Trust Instrument (the “Trust Instrument”) to own all of its properties and assets and to carry on its business as it is now being conducted.

(b)           Forum is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws.

(d)           The current Prospectus and Statement of Additional Information of the Acquired Fund and each Prospectus and Statement of Additional Information of the Acquired Fund used during the three years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not, or did not at the time of their use, include any untrue statement of a material fact or omit any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)           At the Effective Time, the Acquired Fund will have good and valid title to the Assets and full right, power, and authority to sell, assign, transfer and deliver the Assets hereunder free of any liens or other encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and valid title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by IMST.

(f)           The Acquired Fund is not engaged currently, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in a material violation of the Trust Instrument or Forum’s By-Laws or of any agreement, indenture, instrument, contract, lease, or other undertaking to which Forum on behalf of the Acquired Fund is a party or by which it is bound, other than as disclosed to IMST.

(g)           The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Forum, on behalf of the Acquired Fund, is a party or by which it is bound that would materially and adversely affect its business or its ability to consummate the transactions contemplated by this Agreement, other than as disclosed to IMST.

(h)           The Acquired Fund has no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund, other than as disclosed to IMST.

(i)           Except as otherwise disclosed in writing to and accepted by IMST, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against Forum, the Acquired Fund or any of Forum’s properties or assets held for the benefit of the Acquired Fund that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition, the conduct of its business, or its ability to consummate the transactions contemplated by this Agreement.  Forum, on behalf of the Acquired Fund, knows of no facts that are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(j)           The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at April 30, 2009 have been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP, and such statements (copies of which have been furnished to IMST) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Fund of a material amount required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein.

(k)           On the Closing Date, IMST shall have been furnished with an unaudited statement of assets, liabilities and capital and a schedule of investments of the Acquired Fund, each as of the Closing Date.  These statements shall be in accordance with U.S. GAAP and present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Fund of a material amount required to be on a balance sheet in accordance with U.S. GAAP as of such date not disclosed therein.

(l)           Since April 30, 2009, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or  any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by IMST (for the purposes of this subparagraph (l), a distribution of net investment income and/or net realized capital gains, a change in portfolio securities, a change in market value of portfolio securities, a decline in the net asset value per Acquired Fund Shares, the discharge of Acquired Fund liabilities, or a net redemption of Acquired Fund Shares shall not constitute a material adverse change).

(m)           On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to be filed by such date (including any extensions), shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof; all of the Acquired Fund’s tax liabilities, if any, will have been adequately provided for on its books; and to the best of Forum’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(n)           There are no material legal, administrative, or other proceedings or investigations pending or, to the knowledge of Forum, threatened against the Acquired Fund.

(o)           There are no material contracts outstanding to which the Acquired Fund is a party other than those entered into in the ordinary conduct of its business.

(p)           The Acquired Fund is a “fund” (as defined in Section 851(g)(2) of the Code); has elected to be, and has qualified for treatment under Subchapter M of the Code as, a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable period; has been a RIC at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify for treatment as a RIC for its taxable year ending upon the Closing Date.  The Acquired Fund is an investment company within the meaning of Section 368(a)(2)(F)(i) and (iii) of the Code and satisfies the diversification requirements of Section 368(a)(2)(F)(ii).  The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code.  The Acquired Fund has duly filed all federal, state, local and foreign tax returns that are required to have been filed, and all taxes of the Acquired Fund that are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect.  The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

(q)           Forum will provide the Acquired Fund’s books and records to IMST for purposes of preparing any tax returns required by law to be filed after the Closing Date.

(r)           All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, have been offered and sold in compliance in all material respects with all applicable registration or qualification requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.2.  The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and has no outstanding securities convertible into Acquired Fund Shares.

(s)           The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Forum, on behalf of the Acquired Fund, and subject to approval by the Acquired Fund’s shareholders and assuming the due authorization, execution and delivery of this Agreement by IMST, this Agreement constitutes a valid and binding obligation of Forum with respect to the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(t)           The information to be furnished by Forum for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)) that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(u)           From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by Forum with respect to the Acquired Fund for use in the Proxy Statement/Prospectus (as defined in paragraph 5.6), the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(v)           The Acquired Fund will distribute the Acquiring Fund Shares it receives in the Reorganization in pursuance of this Agreement.

(w)           The Liabilities to be assumed by the Acquiring Fund (and the Liabilities, if any, that are secured by the Assets) were incurred in the ordinary course of its business and are associated with the Assets.

(x)           The fair market value of the Acquiring Fund Shares received by each Acquired Fund Shareholder will be approximately equal to the fair market value of the Acquired Fund Shares it actually or constructively surrenders in the Reorganization.  No Acquired Fund Shareholder will receive consideration other than Acquiring Fund Shares.

(y)           The Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” within the meaning of Section 368(a)(3)(A) of the Code.

(z)           As soon as practicable, but in no event later than 12 months following the date that all Assets are transferred to the Acquiring Fund, the Acquired Fund will be liquidated and terminated as a series of Forum under state law.

(aa)           The fair market value of the transferred assets will equal or exceed the sum of the Liabilities assumed by the Acquiring Fund plus the amount of Liabilities, if any, that are secured by the Assets.

(bb)           The Acquired Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed to IMST.

(cc)           The Acquired Fund has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

(dd)           The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to IMST.

(ee)           The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(ff)           No expenses incurred by the Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Manager, the Acquiring Fund, or any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to the Acquired Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

(gg)           The Acquired Fund Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization.

4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  Except as has been disclosed to Forum in a written instrument executed by an officer of IMST, IMST and the Acquiring Fund represent and warrant to Forum and the Acquired Fund as follows:

(a)           The Acquiring Fund will be duly organized, as of the Effective Time, as a series of IMST, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under IMST’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) to own all of its properties and assets and to carry on its business as it is now being conducted.

(b)           IMST is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the registration of shares of the Acquiring Fund under the 1933 Act is, or will be on or before the Closing Date, in full force and effect.

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)           The preliminary Prospectus and Statement of Additional Information of the Acquiring Fund filed pursuant to Rule 485(a)(2) of the 1933 Act in an amendment to IMST’s registration statement on Form N-1A (the “IMST Registration Statement”) with the Commission on April 24, 2009, which will become effective prior to the Closing Date, conforms and, as of its effective date, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not and, as of its effective date, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)           No consideration other than Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

(f)           There is no plan or intention for the Acquiring Fund to be dissolved or merged into another statutory trust or a corporation or business trust or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization.

(g)           The execution, delivery and performance of this Agreement will not result in a material violation of the Declaration of Trust or IMST’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IMST, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to Forum.

(h)           The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IMST, on behalf of the Acquiring Fund, is a party or by which it is bound that would materially and adversely affect its business or its ability to consummate the transactions contemplated by this Agreement, other than as disclosed to Forum.

(i)           Except as otherwise disclosed in writing to and accepted by Forum, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against IMST or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement.  IMST, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein.

(j)           The Acquiring Fund was formed for the purpose of effecting the Reorganization, and, prior to the Closing, will have not commenced operations or carried on any business activity, will have had no assets or liabilities, will never have had an operating business, and will have no issued or outstanding shares other than as contemplated by the payment received from Atlantic with respect to the Initial Shares (as defined in paragraph 6.4) issued to Atlantic pursuant to that paragraph.

(k)           Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement will be on or before the Closing Date, duly and validly issued and outstanding, fully paid and non-assessable and will be offered and sold in compliance in all material respects with applicable registration or qualification requirements of the 1933 Act and state securities laws.  The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares, including the Acquiring Fund Shares, of the Acquiring Fund and has no outstanding securities convertible into any shares, including the Acquiring Fund Shares, of the Acquiring Fund.

(l)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of IMST, on behalf of the Acquiring Fund, and subject to approval by the Acquired Fund’s shareholders and assuming the due authorization, execution and delivery of this Agreement by Forum, this Agreement constitutes a valid and binding obligation of IMST with respect to the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

(m)           The information to be furnished by IMST for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)           From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by IMST with respect to the Acquiring Fund for use in the Proxy Statement/Prospectus (as defined paragraph 5.6), the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)           The Acquiring Fund has no unamortized or unpaid organizational fees or expenses.

(p)           The Acquiring Fund will be a “fund” (as defined in Section 851(g)(2) of the Code), will qualify for treatment under Subchapter M of the Code as a RIC in the future, and, from the date of this Agreement until the Closing Date, shall not take any action inconsistent with such efforts to qualify for treatment as a RIC in the future.

(q)           The Acquiring Fund has no plan or intention (i) to sell or dispose of any of the Assets, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a RIC, or (ii) to redeem or reacquire any of the shares issued by it, except in the ordinary course of business.

(r)           The fair market value of the Acquiring Fund Shares received by each Acquired Fund Shareholder will be approximately equal to the fair market value of the Acquired Fund Shares actually or constructively surrendered in the exchange.

(s)           The Acquiring Fund Shares constitute voting stock for purposes of Sections 368(a)(1)(C) and 368(c) of the Code.

(t)           No expenses incurred by the Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Manager, the Acquiring Fund, or any third party unless those expenses are Reorganization Expenses, and no cash or property other than Acquiring Fund Shares will be transferred to the Acquired Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

(u)           Immediately following consummation of the Reorganization, (i) the Acquired Fund Shareholders will own all the Acquiring Fund Shares and will own those shares solely by reason of their ownership of the Acquired Fund Shares immediately before the Reorganization and (ii) the Acquiring Fund will hold the same assets and be subject to the same liabilities that the Acquired Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Acquired Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

ARTICLE V

COVENANTS

5.1           OPERATION IN ORDINARY COURSE.  The Acquired Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions and shareholder redemptions.

5.2           APPROVAL OF SHAREHOLDERS.  Forum will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement.

5.3           ADDITIONAL INFORMATION.  Forum will assist IMST in obtaining such information as IMST reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4           FURTHER ACTION.  Subject to the provisions of this Agreement, each Investment Company will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty (60) days after the Closing Date, Forum shall furnish IMST, in such form as is reasonably satisfactory to IMST, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Briggs, Bunting & Dougherty, LLP and certified by Forum’s Treasurer.

5.6           PREPARATION OF FORM N-14 REGISTRATION STATEMENT.  IMST will prepare and file with the Commission a registration statement on Form N-14 (the “Registration Statement”), under the 1933 Act, relating to the Acquiring Fund Shares, which, without limitation, shall include a proxy statement of the Acquired Fund and the prospectus of the Acquiring Fund relating to the Reorganization (the “Proxy Statement/Prospectus”) subject to approval of Board of Forum, which shall not be unreasonably withheld.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act.  Forum will provide IMST with the materials and information necessary to prepare the Proxy Statement/Prospectus for inclusion in the Registration Statement in connection with the meeting of the Acquired Fund’s shareholders to consider and act on this Agreement and the transactions contemplated herein.  IMST agrees to use all commercially reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order for the Acquiring Fund to operate after the Closing Date.

5.7           LIQUIDATING DISTRIBUTION.  As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to the Acquired Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8           FULFILLMENT OF CONDITIONS.  Each Investment Company shall use its commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9           DELIVERY OF INSTRUMENTS.  Each Investment Company, on behalf of its Fund, covenants that it will, from time to time, as and when reasonably requested by the other Investment Company, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as such other Investment Company, on behalf of its Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Forum’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) IMST’s, on behalf of the Acquiring Fund’s, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10           REORGANIZATION UNDER THE CODE.  It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code.  Neither Forum nor IMST shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as such a reorganization.

5.11           INDEMNIFICATION.

(a)           IMST agrees to indemnify and hold harmless Forum and each of Forum’s officers and Trustees (for purposes of this sub-paragraph 5.11a), the “Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by IMST of any of its representations, warranties, covenants or agreements set forth in this Agreement or as a result of any willful misconduct or gross negligence by IMST in the performance (or failure to perform) of IMST’s obligations under this Agreement.  The Indemnified Parties will notify IMST in writing within ten (10) days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Parties as to any matters covered by this sub-paragraph 5.11(a).  IMST shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this sub-paragraph 5.11(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if IMST elects to assume such defense, IMST’s obligation under this sub-paragraph 5.11(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that IMST will pay in the first instance any losses, claims, damages, liabilities and expenses required to be paid by it under this sub-paragraph 5.11(a) without the necessity of the Indemnified Parties’ first paying the same.

(b)           Forum agrees to indemnify and hold harmless IMST and each of IMST's officers and Trustees (for purposes of this sub-paragraph 5.11(b), the “Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Forum of any of its representations, warranties, covenants or agreements set forth in this Agreement or as a result of any willful misconduct or gross negligence by Forum in the performance (or failure to perform) of Forum's obligations under this Agreement.  The Indemnified Parties will notify Forum in writing within ten (10) days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Parties as to any matters covered by this sub-paragraph 5.11(b).  Forum shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this sub-paragraph 5.11(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Forum elects to assume such defense, Forum’s obligation under this sub-paragraph 5.11(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Forum will pay in the first instance any losses, claims, damages, liabilities and expenses required to be paid by it under this sub-paragraph 5.11(b) without the necessity of the Indemnified Parties’ first paying the same.

(c)           The Manager agrees to provide the Trustees of Forum with tail insurance, or other appropriate program that may be acceptable to the Trustees, in connection with the Reorganization, for a two-year period following the Closing Date, to indemnify those Trustees to the extent that they would have been subject to indemnification under the Trust Instrument with respect to any matters relating to the Acquired Fund.

5.12           HOLDING PERIOD.  IMST covenants that, if the Reorganization is consummated, each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares the shareholder receives in the Reorganization will be deemed to include that shareholder’s holding period for the Acquired Fund Shares it actually or constructively exchanges for those Acquiring Fund Shares for purposes of determining the application of any applicable contingent deferred sales charge, redemption or exchange fees.

5.13           EXPENSES.  The Manager covenants that, if the Reorganization is consummated, total annual fund operating expenses of Class A Acquiring Fund Shares, Class C Acquiring Fund Shares, and Institutional Acquiring Fund Shares will be equal to or less than 1.50%, 2.00%, and 1.25% of the average daily net asset value of each class, respectively, for a period of two years after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF FORUM

The obligations of Forum to consummate the transactions provided for herein shall be subject, at its election, to the performance by IMST of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1           All representations, covenants, and warranties of IMST contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  IMST shall have delivered to Forum at the Closing a certificate executed in the Acquiring Fund’s name by IMST’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to Forum and dated as of the Closing Date, to such effect and as to such other matters as Forum shall reasonably request.

6.2           Forum shall have received on the Closing Date an opinion from Paul, Hastings, Janofsky and Walker LLP, counsel to IMST, dated as of the Closing Date, in a form reasonably satisfactory to Forum, covering the following points:

(a)           The Acquiring Fund is a series of shares of IMST duly established and designated by the Declaration of Trust.  IMST is a statutory trust validly existing and in good standing under the Delaware Statutory Trust Act.  The Declaration of Trust provides IMST with the statutory trust power necessary for it to own its properties and assets and conduct its business as described in the Registration Statement.

(b)           IMST is registered with the Commission as an investment company under the 1940 Act.  Based solely on telephonic advice by staff of the Commission, the Registration Statement has been declared effective by the Commission under the 1933 Act.  To the knowledge of such counsel, based solely on a telephone conversation with staff of the Commission, such counsel is not aware of any stop order suspending the effectiveness of the Registration Statement, and, to the knowledge of such counsel, no stop order proceedings for such purpose are pending by the Commission.

(c)           The execution, delivery and performance of this Agreement has been duly authorized by all necessary statutory trust action by IMST on behalf of the Acquiring Fund, this Agreement has been duly executed and delivered by IMST on behalf of the Acquiring Fund, and, assuming that the Registration Statement and the Proxy Statement/Prospectus comply with the 1933 Act, the 1934 Act, and the 1940 Act, this Agreement constitutes a valid and binding obligation of IMST and the Acquiring Fund, enforceable against IMST and the Acquiring Fund in accordance with its terms.

(d)           The Acquiring Fund Shares to be delivered pursuant to this Agreement are duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable.

(e)           To the knowledge of such counsel, no consent, approval, authorization or order of or filing with any federal or Delaware court or governmental authority is required for IMST’s execution and delivery of this Agreement, and the receipt of the Assets and the assumption of the Liabilities by the Acquiring Fund in accordance with this Agreement, other than (a) those that have been obtained under the 1933 Act, the 1934 Act or the 1940 Act,  and (b) those that may be required under state securities or blue sky laws (as to which such counsel need express no opinion).

(f)           The execution and delivery of this Agreement did not, and the receipt of the Assets and the assumption of the Liabilities by the Acquiring Fund in accordance with this Agreement will not, violate the Declaration of Trust or IMST’s By-laws.

(g)           To the knowledge of such counsel, there is no action, suit or proceeding at law or in equity, or by or before any federal or Delaware state court or governmental or regulatory body or agency or arbitration board or panel pending or overtly threatened against IMST or the Acquiring Fund or any of their assets that challenges or seeks to prohibit, restrain or enjoin the Reorganization.

6.3           The post-effective amendment to the IMST Registration Statement filed by IMST with the Commission to create the Acquiring Fund has been declared effective by the Commission.

6.4           Prior to the Closing Date, IMST shall have authorized the issuance of and shall have issued an Acquiring Fund Share in each class (the “Initial Shares”) to Atlantic in consideration of the payment of a reasonable offering price of such Initial Shares, as determined by IMST’s Board, for the purpose of enabling Atlantic to vote to (a) approve the investment management agreement between IMST, on behalf of the Acquiring Fund, and the Manager, (b) approve any plan adopted by the Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act, and (c) take such other steps related to the inception, establishment and organization of the Acquiring Fund as deemed necessary or appropriate by the Boards in order to conform the Acquiring Fund to the description of the Acquiring Fund included in the Proxy Statement/Prospectus.  At or before the Effective Time, each Initial Share shall be redeemed by the Acquiring Fund for the price at which it is issued.

6.5           The Investment Companies shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1 of this Agreement.

6.6           IMST, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IMST, on behalf of the Acquiring Fund, on or before the Closing Date.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF IMST

The obligations of IMST to consummate the transactions provided for herein shall be subject, at its election, to the performance by Forum of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1           All representations, covenants, and warranties of Forum contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  Forum shall have delivered to IMST at the Closing a certificate executed in the Acquired Fund’s name by Forum’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to IMST and dated as of the Closing Date, to such effect and as to such other matters as IMST shall reasonably request.

7.2           IMST shall have received on the Closing Date an opinion from K&L Gates LLP, counsel to Forum, dated as of the Closing Date, in a form reasonably satisfactory to IMST, covering the following points:

(a)           Forum is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has power as a statutory trust to own all of its properties and assets and to carry on its business as described in its registration statement on Form N-1A, as amended, and the Acquired Fund is a separate series of Forum constituted in accordance with the applicable provisions of the 1940 Act, the Trust Instrument, and Forum’s By-laws.

(b)           Forum has the trust power on behalf of the Acquired Fund to execute, deliver, and perform its obligations under this Agreement in accordance with the applicable provisions of the Trust Instrument and Forum’s By-laws and has taken all action required by those documents to authorize the execution, delivery, and performance of this Agreement; and this Agreement has been duly authorized, executed, and delivered by Forum on behalf of the Acquired Fund.

(c)           The execution and delivery of this Agreement did not, and the performance by Forum on behalf of the Acquired Fund of its obligations under this Agreement will not, violate the Trust Instrument or Forum’s By-laws.

(d)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Forum on behalf of the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained.

 (e)           Forum is registered with the Commission as an investment company under the 1940 Act.

7.3           Forum shall have delivered to IMST a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Forum.

7.4           Forum shall have furnished to IMST a certificate, signed by the President or Vice-President and the Treasurer or any Assistant Treasurer of Forum, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5           The Investment Companies shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1 of this Agreement.

7.6.           Forum, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Forum, on behalf of the Acquired Fund, on or before the Closing Date.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE INVESTMENT COMPANIES

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either Investment Company, the other Investment Company shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the Trust Instrument and Forum’s By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to IMST.  Notwithstanding anything herein to the contrary, neither Investment Company may waive the conditions set forth in this paragraph 8.1.

8.2           This Agreement and the transactions contemplated herein shall have been approved by the Board of each Investment Company, and each Investment Company shall have delivered to the other a copy of the resolutions approving this Agreement adopted by its Board, certified by the Secretary or equivalent officer.

8.3           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.4           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.5           The amendment to the IMST Registration Statement with respect to the Acquiring Fund referred to in paragraph 4.2(d) shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the Investment Companies, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6           The parties shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP dated as of the Closing Date and addressed to the Investment Companies substantially to the effect that for federal income tax purposes:

(a)           The transfer of all of the Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities (followed by the distribution of those Acquiring Fund Shares to the Acquired Fund Shareholders and the termination of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities.

(c)           No gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or upon the distribution of those Acquiring Fund Shares to the Acquired Fund Shareholders in exchange (whether actual or constructive) for such shareholders’ Acquired Fund Shares.

(d)           No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange (whether actual or constructive) of their Acquired Fund shares for Acquiring Fund Shares in the Reorganization.

(e)           The aggregate tax basis for Acquiring Fund Shares received by an Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged (whether actual or constructive) therefor by such shareholder.  The holding period of Acquiring Fund Shares received by an Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged (whether actual or constructive) therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the Effective Time.

(f)           The Acquiring Fund’s tax basis of each Asset will be the same as the tax basis of such Asset to the Acquired Fund immediately prior to the Reorganization.  The holding period of each Asset in the hands of the Acquiring Fund will include the period during which that Asset was held by the Acquired Fund.

(g)           For purposes of Section 381 of the Code, the Acquiring Fund will be treated just as the Acquired Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of the Acquired Fund’s taxable year and the part of the Acquired Fund’s taxable year before the Reorganization will be included in the Acquiring Fund’s taxable year after the Reorganization.  The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as Paul, Hastings, Janofsky & Walker LLP may reasonably request, and each Investment Company will cooperate to make and certify the accuracy of its representations.  Notwithstanding anything herein to the contrary, neither Investment Company may waive the condition set forth in this paragraph 8.6.

8.7           Prior to the Closing, IMST's Board shall have approved an investment management agreement between IMST, on behalf of the Acquiring Fund, and the Manager.

ARTICLE IX

EXPENSES

9.1           Except as otherwise provided for herein and subject to complying with the representations contained in paragraphs 4.1(ff) and 4.2(t), the Manager, or an affiliate thereof, shall bear all expenses of the transactions contemplated by this Agreement.  Such expenses include (a) expenses associated with the preparation and filing of the Registration Statement (including the Proxy Statement/Prospectus), (b) postage, (c) printing, (d) accounting fees, (e) audit and legal fees, including reasonable fees for this transaction of the Acquired Fund’s counsel and counsel of Forum’s Independent Trustees, and (f) costs of soliciting proxies.  The Manager, or an affiliate thereof, shall remain liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this paragraph 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 11.1.  Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in that party’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL; CONFIDENTIALITY

10.1           IMST, on behalf of the Acquiring Fund, and Forum, on behalf of the Acquired Fund, agree that neither has made to the other any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2           The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, and the obligations of IMST, on behalf of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

10.3           Each Investment Company agrees to treat confidentially and as proprietary information of the other Investment Company all records and other information, including any information relating to portfolio holdings, of its Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by the Investment Company (which approval shall not be withheld if the other Investment Company would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), an Investment Company may disclose such records and/or information as so approved.

ARTICLE XI

TERMINATION

11.1           This Agreement may be terminated by the mutual agreement of IMST and Forum.  In addition, either IMST or Forum may at its option terminate this Agreement, by written notice to the other, at or prior to the Closing Date due to:

(a)           a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days of written notice thereof;

(b)           a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)           a determination by the party’s Board that the consummation of the transactions contemplated herein is not in the best interest of the party.

11.2           In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, IMST, Forum, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS AND NOTICES

12.1           This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Investment Companies; provided, however, that following the meeting of the Acquired Fund’s shareholders called by Forum pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions hereof to the detriment of such shareholders without their further approval.

12.2           Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed:

In the case of FORUM, to:
Forum Funds
Attn: Stacey E. Hong
Three Canal Plaza, Suite 600
Portland, ME 04101

In the case of IMST, to:
Investment Managers Series Trust
803 West Michigan Street, Suite A
Milwaukee, WI 53233
Attn: President.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1           The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

13.4           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5           It is expressly agreed that the obligations of IMST hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of IMST personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of IMST on behalf of the Acquiring Fund and signed by authorized officers of IMST, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Declaration of Trust.

13.6           It is expressly agreed that the obligations of Forum hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of Forum personally, but shall bind only the trust property of the Acquired Fund, as provided in the Trust Instrument.  The execution and delivery of this Agreement have been authorized by the Trustees of Forum on behalf of the Acquired Fund and signed by authorized officers of Forum, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Trust Instrument.

***Signature Page Follows***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

INVESTMENT MANAGERS SERIES TRUST, on behalf of
the Acquiring Fund

By: ______________________________
Name: ____________________________
Title:           President

FORUM FUNDS, on behalf of the Acquired Fund

By: ______________________________
Name: ____________________________
Title:           President

LIBERTY STREET ADVISORS, INC. with respect to
Paragraphs 5.11(c), 5.12, and 9.1 only

By: ______________________________
Name: ____________________________
Title:           President

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M16769-S49619	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIBERTY STREET HORIZON FUND

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE REORGANIZATION. THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE IN FAVOR OF THE PROPOSAL REFERRED TO AND ACCORDING TO THEIR BEST JUDGMENT AS TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

	For	Against	Abstain

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Liberty Street Horizon Fund (the "Target Fund"), currently a series of Forum Funds, to the Liberty Street Horizon Fund (the "Acquiring Fund"), a newly created series of Investment Managers Series Trust which is designed to be identical from an investment perspective to the Target Fund, in exchange for (a) the Acquiring Fund's shares, which would be distributed pro rata by the Target Fund to the holders of its shares in complete liquidation of the Target Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Target Fund. If the Plan is carried out as proposed, we do not expect the transaction will have any federal or state tax consequences to the Target Fund or its shareholders.
	☐	☐	☐

The transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Please sign exactly as your name or names appear(s) above. Joint owners should each sign personally. When signing as attorney, executor, administrator, Trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

M16770-S49619

FORUM FUNDS

Liberty Street Horizon Fund

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

September 22, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES FOR THE FORUM FUNDS

The undersigned holder of shares of beneficial interest of The Liberty Street Horizon Fund (the "Fund") hereby constitutes and appoints Lina Bhatnagar, or in her absence, David Faherty, as proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Special Meeting of Shareholders of the Fund to be held on September 22, 2009 at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101 at 10:30 a.m. Eastern time, and at any and all adjournments thereof, relating to all shares of the Fund held by the undersigned or relating to all shares of the Fund held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present.

PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD.